Other Income	12 Months Ended
Dec. 31, 2016
OTHER INCOME [Abstract]
Other Income
NOTE 22 - OTHER INCOME
On November 15, 2012 (as amended in March 2014), Navios Holdings and Navios Partners entered into an agreement by which Navios Holdings will provide supplemental credit default insurance with a maximum cash payment of $20,000. During the years ended December 31, 2016 and 2015, the Company submitted claims for charterers' default under this agreement to Navios Holdings for a total amount of $9,635 and $3,795, which were recorded as “Other income”, respectively.
On November 10, 2016, Navios Partners repaid $28,052 in cash for the settlement of a nominal amount of $30,192 of the July 2012 Credit Facility achieving a $2,140 gain on debt repayment.
During the year ended December 31, 2014, Navios Partners received cash compensation of $17,779 from the sale of a defaulted counterparty claim to an unrelated third party. Navios Partners has no continuing obligation to provide any further services to the counterparty and has therefore recognized the entire compensation received immediately in the Statements of Operations within the caption of “Other income”.
As of March 25, 2014, the Company terminated the amended credit default insurance policy. In connection with the termination, Navios Partners received compensation of $30,956 (which was received in April 2014). From the total compensation, $1,170 was recorded immediately in the Statements of Operations within the caption of “Revenue”, which represents reimbursements for insurance claims submitted for the period prior to the date of the termination and the remaining amount of $29,786 was recorded immediately in the Statements of Operations within the caption of “Other income”. The Company has no future requirement to repay any of the lump sum cash payment back to the insurance company or provide any further services.